EXHIBIT 10.2

FIRST AMENDMENT TO WARRANT TO PURCHASE COMMON STOCK

THIS FIRST AMENDMENT TO WARRANT TO PURCHASE COMMON STOCK (this “Amendment”), dated as of November 6, 2012, is by and between PRIMO WATER CORPORATION, a Delaware corporation (“Company”), and COMVEST CAPITAL II, L.P., a Delaware limited partnership, or its registered assigns (the “Holder” or if at any time there is more than one Holder of Warrants, then they are collectively referred to as “Holder”).

W I T N E S S E T H

WHEREAS, the Holder is entitled to purchase up to One Million Six Hundred Thousand (1,600,000) shares of Common Stock of the Company at a purchase price of $2.30 per share pursuant to the terms and conditions of that certain Warrant to Purchase Common Stock dated as of April 30, 2012 (the “Warrant”); and

WHEREAS, the Company and the Holder desire to amend the Warrant to reduce the exercise price to $1.20 per share.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.             Amendment to Warrant. The Company and the Holder herby agree that the Warrant is hereby amended as follows:

a.           The reference in the first paragraph of the Warrant to “Two and 30/100 Dollars ($2.30)” is hereby deleted and replaced with “One and 20/100 Dollars ($1.20)”.

b.           The reference in the first paragraph of the Warrant to “PRIMO WATER CORPRATION, a Delaware limited liability company” is hereby deleted and replaced with “PRIMO WATER CORPORATION, a Delaware corporation”.

2.             Reaffirmation of Warrant.  All terms and provisions of the Warrant, except as amended and modified herby, remain in full force and effect and are hereby reaffirmed by all parties hereto.

3.             Counterparts.  This Amendment may be executed in any number of counterparts with the same effect as if all signing parties had signed the same document.  All counterparts shall be construed together as constituted the same instrument.

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IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

Company:	PRIMO WATER CORPORATION,
a Delaware corporation

	By:	/s/ Mark Castaneda
	Name:	Mark Castaneda
	Title:	Chief Financial Officer

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[Signature Page to Amendment of Warrant]

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HOLDER:	COMVEST CAPITAL II, L.P.,
	By:	ComVest Capital II Partners, L.P., its General Partner
	By:	ComVest Capital II Partners UGP, LLC, its General Partner

	By:	/s/ Greg Reynolds
	Name:	Greg Reynolds
	Title:	Managing Partner

[Signature Page to Amendment of Warrant]